                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2005
                                                           -------------

                           RENAISSANCERE HOLDINGS LTD.

                                      ----
             (Exact name of registrant as specified in its charter)

               BERMUDA                              34-0-26512                           98-014-1974
----------------------------------             ---------------------               --------------------------

    (State or other jurisdiction                 (Commission File                       (IRS Employer
           of incorporation)                          Number)                        Identification No.)

                  Renaissance House
              8-20 East Broadway, Pembroke
                         Bermuda                                     HM 19
      ------------------------------------------           --------------------------
       (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (441) 295-4513
                                                           --------------

                                 NOT APPLICABLE

                                      ----
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On April 8, 2005, RenaissanceRe Holdings Ltd. (the "Company") issued a press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following exhibits are filed as part of this report:

      EXHIBIT #        DESCRIPTION
--------------------   -----------------------------------------------------------

        99.1           Copy of the Company's press release, issued April 8, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RENAISSANCERE HOLDINGS LTD.

Date: April 13, 2005                    By:     /s/  Stephen H. Weinstein
---------------------                         ----------------------------------
                                              Name:  Stephen H. Weinstein
                                              Title: General Counsel & Corporate
                                              Secretary

                                INDEX TO EXHIBITS

   EXHIBIT #      DESCRIPTION
--------------------------------------------------------------------------------
      99.1        Copy of the Company's press release, issued April 8, 2005.